Exhibit 99.1

AVENTINE ANNOUNCES $50 MILLION PRIVATE OFFERING OF SENIOR SECURED NOTES

PEKIN, Ill., (August 2, 2010) — Aventine Renewable Energy Holdings, Inc. (OTCBB: AVRW.OB) announced plans to commence a private offering of an additional $50 million in aggregate principal amount of its 13% senior secured notes due 2015.  The company intends to use the gross proceeds of the proposed offering for transaction expenses and either applied to replenish funds previously used to construct or acquire equipment and real estate pledged to secure the notes (which replenished funds may be used to acquire additional equipment and real estate or for other general corporate purposes) or deposited at closing with the collateral agent pending use to construct or acquire equipment and real estate pledged to secure the notes.  Certain significant investors of the company have agreed to purchase any unsubscribed-for notes up to an aggregate principal amount of $50 million, subject to certain conditions.

The notes to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  The notes will be offered only to accredited investors under Rule 501 of Regulation D and qualified institutional buyers under Rule 144A.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the notes nor shall there be any sale of the notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Aventine Renewable Energy Holdings, Inc.

Aventine is a leading producer and marketer of ethanol to many leading energy companies in the United States.  In addition to ethanol, Aventine also produces distillers grains, corn gluten meal, corn gluten feed, corn germ and brewers’ yeast.

Forward Looking Statements

Certain information included in this press release may be deemed to be “forward looking statements” within the meaning of section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934,including the company’s plans to complete a private offering of $50 million of senior secured notes.  All statements, other than statements of historical facts, included in this press release, are forward looking statements.  Any forward looking statements are not guarantees of Aventine’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements.  Aventine disclaims any duty to update any forward looking statements.  Some of the factors that may cause Aventine’s actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements include the following:

•                  Our ability to obtain and maintain normal terms with vendors and service providers;

•                  Our estimates of allowed general unsecured claims, unliquidated and contingent claims and estimations of future distributions of securities and allocations of securities among various categories of claim holders;

•                  Our ability to maintain contracts that are critical to our operations;

•                  Our ability to attract and retain customers;

•                  Our ability to fund and execute our business plan and any ethanol plant expansion projects;

•                  Our ability to receive or renew permits to construct or commence operations of our proposed capacity additions in a timely manner, or at all;

•                  Laws, tariffs, trade or other controls or enforcement practices applicable to Aventine’s operations;

•                  Changes in weather and general economic conditions;

•                  Overcapacity within the ethanol, biodiesel and petroleum refining industries;

•                  Availability and costs of products and raw materials, particularly corn, coal and natural gas and the subsequent impact on margins;

•                  Our ability to raise additional capital and secure additional financing, and our ability to service our debt or comply with our debt covenants;

•                  Our ability to attract, motivate and retain key employees;

•                  Liability resulting from actual or potential future litigation; and

•                  Plant shutdowns or disruptions.